Exhibit 99.1



               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS



The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2006, and the unaudited pro forma condensed statements of income for the year ended December 31, 2005, and the six months ended June 30, 2006, are based on the historical financial statements of American Mortgage Acceptance Company ("AMAC") after giving effect to the disposition of certain investments and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements as if such dispositions had occurred as of June 30, 2006 for the pro forma balance sheet purposes and as of January 1, 2005, for pro forma income statement purposes.

The pro forma financial statements are based upon available information, preliminary estimates and certain assumptions that we believe are reasonable in the circumstances, as set for in the notes to the pro forma financial statements.

The unaudited pro forma statements are presented for informational purposes only and are not necessarily indicative of the future financial position or results of operations of AMAC or the financial position or the results of operations that would have been realized had the disposition transactions been consummated during the period or as of the dates for which the pro forma statements are presented.

The unaudited pro forma financial information should be read in conjunction with, and is qualified by reference to, AMAC's historical consolidated financial statements and notes thereto.

                          UNAUDITED PRO FORMA CONDENSED
              BALANCE SHEET OF AMERICAN MORTGAGE ACCEPTANCE COMPANY
                               AS OF JUNE 30, 2006
                                 (IN THOUSANDS)


                                                                          ProForma
                                                              Historic   Adjustments (a)  ProForma
                                                             ----------  -----------     ----------

                                     ASSETS

Cash and cash equivalents                                    $   3,692    $   8,852      $  12,544
 Investments
   Debt securities at fair value                               194,286      (71,407)       122,879
   Mortgage loans receivable, net                              199,762       13,800        213,562
   Notes receivable, net                                        13,725                      13,725
   Revenue bonds                                                 6,489                       6,489
   ARCap                                                        22,278                      22,278
   Real estate owned - held and used, net                       67,500      (18,108)        49,392
Accounts receivable                                              2,920                       2,920
Other assets                                                     6,498                       6,498
                                                             ---------    ---------      ---------

Total assets                                                 $ 517,150    $ (66,863)     $ 450,287
                                                             =========    =========      =========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
  Repurchase facilities payable                              $ 184,253    $ (68,579)     $ 115,674
  CDO repurchase facility                                      127,644                     127,644
  Line of credit - related party                                27,042                      27,042
  Warehouse facility payable                                        --                          --
  Mortgages payable on real estate owned                        40,220                      40,220
  Preferred shares of subsidiary (subject to
   mandatory repurchase)                                        25,000                      25,000
  Accounts payable and accrued expenses                          2,613                       2,613
  Due to Advisor and affiliates                                  1,891         (895)           996
  Distributions payable                                          3,322                       3,322
                                                             ---------    ---------      ---------

Total liabilities                                              411,985      (69,474)       342,511
                                                             ---------    ---------      ---------

Commitments and contingencies

Shareholders' equity:
  Shares of beneficial interest; $.10 par value;
   25,000 shares authorized; 8,719 issued and 8,304
   outstanding in 2006 and 2005                                    871                         871
  Treasury shares of beneficial interest at par;
   415 shares in 2006 and 2005                                     (42)                        (42)
  Additional paid-in capital                                   126,427                     126,427
  Share-based compensation                                          --                          --
  Accumulated deficit                                          (17,027)      (2,683)       (19,710)
  Accumulated other comprehensive (loss) income                 (5,064)       5,294            230
                                                             ---------    ---------      ---------

Total shareholders' equity                                     105,165        2,611        107,776
                                                             ---------    ---------      ---------

Total liabilities and shareholders' equity                   $ 517,150    $ (66,863)     $ 450,287
                                                             =========    =========      =========


  See accompanying notes to unaudited proforma condensed financial statements.

                          UNAUDITED PRO FORMA CONDENSED
           STATEMENT OF INCOME OF AMERICAN MORTGAGE ACCEPTANCE COMPANY
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                      ProForma
                                                        Historic     Adjustments   ProForma
                                                        --------    ------------   --------
Revenues:
   Interest Income:
     Debt securities                                    $  6,215    $ (2,044)(b)   $  4,171
     Mortgage loans                                        5,675         707 (c)      6,382
     Notes receivable                                        449                        449
     Revenue bonds                                           284                        284
     Temporary investments                                   135                        135
   Rental income of real estate owned - held and used      4,731      (1,238)(d)      3,493
   Other revenues                                            162                        162
                                                        --------    --------       --------

     Total revenues                                       17,651      (2,575)        15,076
                                                        --------    --------       --------

Expenses:
   Interest                                                6,586      (1,844)(e)      4,742
   Interest - distributions to preferred
     shareholders of subsidiary (subject to
     mandatory repurchase)                                 1,074                      1,074
   Mortgage interest for real estate owned - held
     and used                                              1,192                      1,192
   Property operations of real estate owned - held
     and used                                              2,650        (865)(d)      1,785
   General and administrative                                978                        978
   Fees to Advisor                                         1,803          90 (f)      1,893
   Depreciation                                              900        (227)(d)        673
   Amortization and other                                     30                         30
                                                        --------    --------       --------

     Total expenses                                       15,213      (2,846)        12,367
                                                        --------    --------       --------

Other income:
   Equity in earnings of ARCap                             3,076                      3,076
   Loss on repayment of debt securities                     (153)                      (153)
   Change in fair value of derivative instruments          2,023                      2,023
                                                        --------    --------       --------

     Total other income                                    4,946                      4,946
                                                        --------    --------       --------

   Net income                                           $  7,384    $    271       $  7,655
                                                        ========    ========       ========

   Net income per share (basic and diluted)             $   0.89                       0.92
                                                        ========                   ========

   Weighted average shares outstanding:
     Basic                                                 8,304                      8,304
                                                        ========                   ========
     Diluted                                               8,305                      8,305
                                                        ========                   ========


  See accompanying notes to unaudited proforma condensed financial statements.

                          UNAUDITED PRO FORMA CONDENSED
           STATEMENT OF INCOME OF AMERICAN MORTGAGE ACCEPTANCE COMPANY
                      FOR THE YEAR ENDED DECEMBER 31, 2005
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                      ProForma
                                                        Historic    Adjustments    ProForma
                                                        --------    -----------    --------
Revenues:
   Interest Income:
     Debt securities                                    $ 12,823    $ (3,820)      $  9,003
     Mortgage loans                                        5,425       1,332 (c)      6,757
     Notes receivable                                      1,563                      1,563
     Revenue bonds                                           581                        581
     Temporary investments                                   233                        233
   Rental income of real estate owned - held and used      8,983      (2,139)(d)      6,844
   Fees related to prepayment of investments               5,581                      5,581
   Other revenues                                            954                        954
                                                        --------    --------       --------

     Total revenues                                       36,143      (4,627)        31,516
                                                        --------    --------       --------

Expenses:
   Interest                                                7,057      (1,806)(e)      5,251
   Interest - distributions to preferred
     shareholders of subsidiary (subject to
     mandatory repurchase)                                 1,452                      1,452
   Mortgage interest for real estate owned - held
     and used                                              2,407                      2,407
   Property operations of real estate owned - held
     and used                                              3,987        (740)(d)      3,247
   General and administrative                              1,956                      1,956
   Fees to Advisor                                         4,347        (901)(f)      3,446
   Depreciation                                            2,389      (1,014)(d)      1,375
   Amortization and other                                    294                        294
                                                        --------    --------       --------

     Total expenses                                       23,889      (4,461)        19,428
                                                        --------    --------       --------

Other income:
   Equity in earnings of ARCap                             2,837                      2,837
   Loss on repayment of debt securities                      183      (2,536)(g)     (2,353)
   Other non-operating income (expense)                      (39)                       (39)
                                                        --------    --------       --------

     Total other income                                    2,981      (2,536)           445
                                                        --------    --------       --------

   Net income                                           $ 15,235    $ (2,702)      $ 12,533
                                                        ========    ========       ========


   Net income per share (basic and diluted)             $   1.83                   $   1.51
                                                        ========                   ========

   Weighted average shares outstanding:
     Basic                                                 8,316                      8,316
                                                        ========                   ========
     Diluted                                               8,317                      8,317
                                                        ========                   ========


  See accompanying notes to unaudited proforma condensed financial statements.

                          NOTES TO UNAUDITED PRO FORMA
                         CONDENSED FINANCIAL STATEMENTS



1. DESCRIPTION OF TRANSACTIONS AND BASIS OF PRESENTATION

On October 24, 2006, AMAC completed the sale of the Autumn Creek from its real estate owned portfolio for $18.1 million, of which $13.8 million was provided via seller financing. On November 2, 2006, AMAC completed the sale of 20 debt securities for total cash proceeds of $3.1 million. While neither of these dispositions individually were significant holdings of AMAC, the combined investments were determined to represent a significant disposition.

While the real estate owned investment was unencumbered, the debt securities had been pledged as collateral under repurchase facilities. Sale of the securities therefore necessitated repayment of the associated debt.

The sale of the debt securities included five securities that were not owned on January 1, 2005, the assumed date of disposition. Therefore, the proforma adjustments with respect to the condensed statements of income are calculated including those five securities from their actual acquisition dates foward.

2. PRO FORMA ADJUSTMENTS

The accompanying unaudited pro forma consolidated financial statements have been prepared as if the dispositions had occurred as of June 30, 2006, for balance sheet purposes and as of January 1, 2005, for income statement purposes and reflect the following pro forma adjustments ($ in thousands):


(a)  To record the assumed sale of the assets as follows:
     Proceeds from sale of debt securities                                $ 73,279
     Proceeds from sale of Autumn Creek                                     17,952
                                                                          --------
           Total sale proceeds                                              91,231
     Repayment of repurchase facilities                                    (68,579)
     New mortgage loan issued                                              (13,800)
                                                                          --------

           Net cash proceeds                                              $  8,852
                                                                          ========

     Total sale proceeds as calculated above                              $ 91,231
     Less: basis
           Fair value of debt securities                      $ 71,407
           Add back unrealized loss                              5,294
                                                              --------
                                                                76,701

           Carrying value of Autumn Creek                       18,108

     Total basis                                                            94,809
                                                                          --------

     Gross loss                                                             (3,578)

     Less: reduction of incentive management fee liability
       to Advisor (calculated as 25% of gross loss)                            895
                                                                          --------

     Net loss                                                             $ (2,683)
                                                                          ========


(b) Elimination of historic interest income, net of premium and discount amortization of debt securities sold.

(c) To record interest income on assumed investment of net sale proceeds assuming the following investments:


                                                                            Total interest income
                                                                           -----------------------
         Type of investment                            Interest rate          2005          2006
--------------------------------------               -----------------     ---------     ---------
                                                     10-year treasury
Fixed rate loans                                       rate + 2.07%*       $     549     $     315

Autumn Creek refinanced mortgage loan                     5.675%                 783           392
                                                                           ---------     ---------

Total                                                                      $   1,332     $     707
                                                                           =========     =========


*    Spread is calculated based on 2005 origination activity.


(d)  Elimination of historic income and expenses from the real estate sold.

(e) Elimination of historic interest expenses related to debt securities repurchase facilities.

(f)  Reduction  of  incentive   management   fees  payable  to  AMAC's   Advisor
     (calculated as 25% of proforma adjustments to the statements of income).

(g) To record loss relating to sale of investments at the assumed date of disposition as follows:


     Proceeds  received from sale of debt securities  owned on January 1, 2005           $  41,495
     Proceeds from sale of Autumn Creek                                                     17,952
                                                                                         ---------
         Total sale proceeds                                                                59,447

     Carrying amount of assets at January 1, 2005                                           61,983
                                                                                         ---------

         Net loss on sale of assets                                                      $  (2,536)
                                                                                         =========
